Exhibit 99.1

Fourth Quarter 2018 Investor Presentation

Disclosure Forward - Looking Statements This press release contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; changes in laws or government regulation, including tax or insurance law and regulations ; the recently enacted Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or an insured group of companies with whom we have an indemnification arrangement failing to perform their reimbursement obligations ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10 - K filed with the SEC on March 1 , 2018 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income, tangible equity and adjusted net operating return on average tangible equity (which is calculated as adjusted net operating income divided by the average tangible equity for the trailing five quarters) are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 25 & 26 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . 2

Overview Slide 4 Our Business Slide 11 Financial Highlights Slide 17 Appendix Slide 23 Table of Contents 3

Overview

Our Strategy We deliver consistent, top tier returns on tangible equity and generate sector leading value creation  We are executing a clear growth strategy while maintaining superior underwriting margins and growing both non - risk fee and investment income  We target niche low volatility casualty risks for our ‘A’ rated balance sheet, with low retentions and little property exposure  We are focused on profitably growing our unique portfolio of new economy, excess and surplus and selected admitted risks  We seek out new opportunities to meaningfully build fee income and increase the proportion of total company non - risk earnings  We are optimizing investment returns, much of which are largely generated from niche strategies representing a small portion of our portfolio 5

FY 2018: Improved Operating Results 6 Source: SNL Financial, company filings. ($millions, except per share amounts) FY 2017 FY 2018 Gross Premiums Written 1,081.9$ 1,166.8$ 7.8% Expense Ratio 24.3% 23.0% -5.3% Combined Ratio 99.2% 96.6% -2.6% Operating Income 47.4 70.6 48.9% Operating Cash Flows 207.8 290.0 39.6% Tangible Book Value per Share Inclusive of Dividends 15.98 17.54 9.8% Operating Return on Tangible Equity (OROATE) 9.7% 14.8% 52.6% Average Multiple of Price to Tangible Equity 2.43 2.41 -0.8% Change

7 Consistent Top Tier Returns Best in class risk reward generated with low volatility, sector - leading returns Source: SNL Financial Operating ROATE calculated as trailing twelve month operating returns per share through December 31, 2018 for JRVR, ARGO, KNSL, MKL, RLI, WRB, and through September 30, 2018 for AMSF and NAVG divided by the average of the previous 5 quarters Tangible Book Value per Share through December 31, 2018 for JRVR, ARGO, MKL and RLI and the previous 4 quarters Tangible Book Value per Share through September 30, 2018 for AMSF, KNSL, NAVG and WRB . 3 - Yr Average Operating ROATE Standard Deviation 3 - Yr Average Operating ROATE AMSF , 15.5% ARGO , 5.1% KNSL , 13.9% MKL , 3.4% NAVG , 5.1% RLI , 11.9% WRB , 8.1% JRVR , 12.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0%

Our material expense advantage is a key competitive advantage Leading Expense and Scale Benefit 8 1 GAAP expense ratio; all other expenses adjusted for inclusion in the expense ratio. 2 Peer Group: Amerisafe Inc. (AMSF), Argo Group International Holdings, Ltd. (ARGO), Kinsale Capital Group Inc. (KNSL), Marke l C orp. (MKL), Navigators Group Inc. (NAVG), RLI Corp. (RLI) and W. R. Berkley Corp. (WRB). 3 2018 data for AMSF and NAVG through September 30, 2018. All others through December 31, 2018. Source: SNL Financial (peer data), company filings Expense advantage of 11.0% 1 2 35.2 33.6 33.6 31.5 24.4 23.1 34.3 34.1 34.4 34.6 34.6 34.1 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2013 2014 2015 2016 2017 2018 James River Peer Average 3

Leading Value Creation We have delivered best in class shareholder returns since becoming a public company 9 Source: SNL Financial. 1. Shareholder return represents the dividend - adjusted share price appreciation from James River’s initial public offering date of December 12, 2014 until February 21, 2019. 2. KNSL’s total shareholder return is calculated since its July 27, 2016 initial public offering. 3. Operating ROATE calculated as trailing twelve month operating returns per share through December 31, 2018 for JRVR, ARGO, KNS L, MKL, RLI, WRB, and through September 30, 2018 for AMSF and NAVG divided by the average of the previous 5 quarters Tangible Book Value per Share through Dec ember 31, 2018 for JRVR, ARGO, MKL and RLI and the previous 4 quarters Tangible Book Value per Share through September 30, 2018 for AMSF, KNSL, NAVG and WRB . Total Shareholder Return Since JRVR IPO 1 3 Year Avg Operating ROATE 3 2 0% 50% 100% 150% 200% 250% 300% KNSL JRVR AMSF NAVG ARGO RLI WRB MKL Median = 93.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% AMSF KNSL JRVR RLI WRB NAVG ARGO MKL

Our Current Valuation Supports Meaningful Upside 10 P/TBV vs Operating ROATE 1 Price/Next Twelve Month Consensus Earnings Source: SNL Financial. Market data as of February 21, 2019. 1 Analyst Consensus Operating Return on Average Tangible Equity for the full financial year JRVR AMSF ARGO KNSL MKL RLI WRB R² = 0.442 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Price to TBV 2019 Consensus ROATE 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x RLI KNSL MKL WRB AMSF ARGO JRVR Price to Next 12 Mths EPS Median = 21.3x

Our Business

12 Our Business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment • E&S business underwritten by specialists in 13 divisions organized by product or industry segment • 88.5% average combined ratio from 2014 - 2018 • Leading market for new economy risks led by transportation networking companies • Focus on small and medium - sized commercial accounts; 97% casualty and no primary property • Distributes through 120+ broker groups PROFITABLE SPECIALTY UNDERWRITING • Specialty admitted insurance coverages in the US, including a growing fee income business • Growing, transactional driven fee based fronting business • Targeted book of workers’ compensation risks • Gross f ee income of $11.3MM in 2017 and $14.8MM in 2018 A FOCUS ON FEE INCOME • Third - party proportional and working - layer excess casualty business focused on small and medium U.S. specialty lines • Significantly downsized during 2018 to optimize group returns and structure; remains core to group • 84% of the segment’s Gross Written Premium consisted of E&S risks in 2018 • At December 31, 2018, 97% of third party treaties were written as quota share arrangements and 82% contained loss mitigation features to drive low volatility LOW VOLATILITY UNDERWRITING

Franchise Overview 13 Negligible Property Exposure 2018 Group - wide NWP: $763mm 2018 Group - wide Net Written Premiums by Type 2018 Group - wide Net Written Premiums by Coverage • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our key area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business with $1 million per occurrence limits and approximately $20,000 average account premiums • We look to marry that with a growing fee business, through our fronting strategy within our specialty admitted segment • Our niche workers’ compensation and third - party casualty reinsurance businesses help provide attractive returns on capital • We expect to deliver 12% or better operating returns on tangible equity for the 2019 fiscal year and a combined ratio of 94% to 97% • 2017 result: 9.7% OROATE; 2018 result: 14.8% OROATE 1 Source: Company filings 1 Operating Return on Average Tangible Equity, calculated as annualized YTD Operating Income divided by the average Tangible Equity over the period Excess & Surplus Lines 92% Specialty Admitted 8% Property 0.1% Casualty 99.9%

Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • MARKET CAP IN EXCESS OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $1.2 BILLION • 14.8% OROATE • 96.6% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2018 Our Specialty Market History 14 We have a long history of success in building niche businesses and generating top tier returns for investors

15 E&S Focus | Profitable, Niche Specialty Underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market E&S segment GWP grew by 43% during 2017 and 24% during 2018. Avg. Combined Ratios 2000 – 2017 Difference of 5 percentage points Total P&C GWP: $327.3bn E&S GWP: $11.7bn Total P&C GWP: $642.1bn E&S GWP: $44.9bn 2000 P&C Market 2017 P&C Market Source: Market data per A.M. Best data and research and SNL. • Our business is heavily concentrated in E&S Casualty (92% of 2018 NWP and generated by both the E&S and Casualty Reinsurance segments). • We have focused on building an attractive portfolio of new economy risks • E&S is the most profitable part of the property/casualty market and has been gaining market share. Admitted Market 96.4% E&S 3.6% Admitted Market 93.0% E&S 7.0% 102.0 96.6 Total P&C Total US E&S

16 Growth driven by attractive new economy risks, core E&S growth, and expansion of our fee based fronting business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment ($ in Millions) E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME LOW VOLATILITY UNDERWRITING Attractive Growth in Gross Written Premium $253 $309 $371 $530 $657 2014 2015 2016 2017 2018

Financial Highlights

Broad Risk Appetite Permits Us to 'Pick Our Spots'

Each Excess & Surplus lines policy is underwritten by in-house specialists with deep technical expertise across 13 underwriting divisions

- 2018 has seen pricing increase of 6.5% across our core (non-commercial auto) E&S business

($ in millions) Division	Lead U/W Years of Industry Experience	Gross Written Premiums Year Ended Dec 31, 2018	Year Ended Dec 31, 2017	Year Ended Dec 31, 2016	Description
Commercial Auto	30	$322.1	$248.0	$110.1	Hired / non-owned auto, ride share
Manufacturers & Contractors (MC)	34	79.2	85.7	83.3	Products liability & completed operations exposure
Excess Casualty	34	66.5	51.2	43.5	Following form excess on risks similar to GC and MC
General Casualty (GC)	30	54.1	38.1	36.9	Premises ops (e.g., apartments, offices & restaurants)
Energy	46	33.9	29.7	29.7	Oil & gas contractors, mining, alternative energy & utilities
Allied Health	24	30.4	19.2	14.4	Long-term care, outplacement facilities & social services
Excess Property	32	16.9	14.4	14.1	CAT-exposed excess property > 1/100 year return period
Life Sciences	34	16.7	13.0	11.1	Nutrition products, medical devices and human clinical trials
Small Business	30	14.8	11.3	9.1	Small accounts similar to GC and MC
Environmental	46	10.5	7.9	5.3	Environmental contractors and consultants
Professional Liability	24	5.9	6.3	8.4	E&O for non-medical professionals (lawyers, architects, engineers)
Sports & Entertainment	30	3.7	3.0	2.2	Amusement parks, campgrounds, arenas
Medical Professional	24	1.8	2.3	2.7	Non-standard physicians and dentists
Total		$656.5	$530.1	$370.8	

JAMES RIVER GROUP HOLDINGS, LTD.

18

(3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 31.3 22.2 20.1 42.9 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 5.8 (40.0%) (20.0%) 0.0% 20.0% 40.0% 60.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 GWP Growth (%) JRVR E&S Market Demonstrated Underwriting Discipline Source: Company filings, A.M. Best data and research, and S&P Global Market Intelligence * Specialists Peer Group = Alleghany Insurance Holdings Group, Argo Group, Crum & Forster Insurance Group, Global Indemnity Group, HIIG Group, Houston Casualty Group, IFG Companies, Kinsale Insurance Company, Markel Corporation Group, RLI Group, W.R. Berkley Insurance Group We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting E&S Segment Loss Ratio vs. Surplus Line Specialists Peer Group* E&S Segment – GWP Growth vs. Total E&S Industry James River GWP Growth E&S Industry GWP Growth Source: A.M. Best report 19 2007 - 2017 Average James River 57.2 Specialists Peer Group 60.6 56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 62.6 80.2 56.9 64.4 59.4 59.5 63.8 66.0 57.3 59.9 56.3 59.9 62.9 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Loss Ratio (%) James River Specialists Peer Group 55.2 58.1 Excluding Commercial Auto

A Growing Fee Business 20 Fee Income Example $656.5 James River (Via Falls Lake subsidiaries) Insured Companies (Managing General Agents) Capacity Providers (Highly rated reinsurers assume underwriting risk and reward)

21 Traditional Investment Approach Augmented by Higher Yielding Alternatives Total Cash and Investments: $1,850MM Duration: Investment Portfolio (as of December 31, 2018) Net Investment Yield • Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non - traditional investments • Examples of non - traditional investments we have made include: ▪ Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating 1 of “B”; ▪ Equity and debt investments in renewable energy project limited partnerships (~ $39MM carrying value); ▪ Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs) • Weighted average credit rating¹: “A” • Negligible exposure to equity markets or correlated equity market exposure 1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of December 31, 2018. 3.5 yrs 3.6 yrs 3.5 yrs Commentary 3.4 yrs Source: Company filings. 64% 4% 14% 4% 4% 9% Fixed Maturity Securities Equity Securities Bank Loans Short-Term Investments Other Invested Assets Cash 3.4 3.8 4.0 3.5 0.0 1.0 2.0 3.0 4.0 5.0 2015 2016 2017 2018 (%)

Capital Management Maximizes Shareholder Value 22 Capital Management History • $407 million of capital returned since 2008 • $201 million of capital returned to shareholders since December 2014 IPO, or 43.1% of tangible book value at that time • Last twelve month d ividend yield of 2.9% 1 1. Calculated as dividends paid over last 4 quarters of $1.20 divided by February 21, 2019 closing share price of $41.27. Source: Company filings

Appendix

James River Group Key Metrics 24  Exchange/Ticker NASDAQ / “JRVR”  Initial Public Offering $21.00 (December 12, 2014)  Current Share Price $41.27 (Closing Price February 21, 2019)  Market Capitalization $1.236 billion (February 21, 2019 market close)  LTM Dividend / Yield $1.20 per share declared 2.9% yield 1  Gross Written Premium $1.167 billion in 2018  Total Capitalization $932 million as of December 31, 2018  AM Best Rating ‘A’ (Excellent)  Analyst Coverage and Rating 2 Compass Point (Buy) – Bijan Moazami Dowling (Neutral) – Aaron Woomer FBR (Neutral) – Randy Binner JMP (Outperform) – Matthew Carletti KBW (Neutral) – Meyer Shields SunTrust (Buy) – Mark Hughes UBS (Neutral) – Brian Meredith 1. Based on Q1 2018, Q2 2018, Q3 2018 and Q4 2018 dividends and closing price of $41.27 on February 21, 2019. 2. Current coverage and ratings as of February 21, 2019.

Non - GAAP Measures Reconciliation 25 Non - GAAP Reconciliation Underwriting Profit (Loss) 2018 ($mm) 2014 2015 2016 2017 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines $ 35.1 $ 47.6 $ 47.2 $ 29.7 $ 42.8 Specialty Admitted Insurance 0.0 1.1 2.9 3.2 7.0 Casualty Reinsurance 0.7 (2.6) (0.2) (1.8) 5.1 Total underwriting profit of operating segments 35.8 46.1 49.9 31.1 54.9 Operating expenses of Corporate segment (9.1) (18.5) (20.4) (25.3) (26.9) Underwriting profit 26.7 27.6 29.5 5.8 28.0 Net investment income 43.0 44.8 52.6 61.1 61.3 Net realized investment (losses) gains (1.3) (4.5) 7.6 (2.0) (5.5) Other income and expenses (15.8) (0.5) (1.3) (0.2) (0.8) Interest expense (6.3) (7.0) (8.5) (9.0) (11.6) Amortization of intangible assets (0.6) (0.6) (0.6) (0.6) (0.6) Impairment of intangible assets - - - - - Income before taxes $ 45.6 $ 59.8 $ 79.3 $ 55.1 $ 70.8 Source: Company filings.

Non - GAAP Measures Reconciliation 26 Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Addition all y, all amounts are as of December 31 for each period indicated. Source: Company filings. Non-GAAP Reconciliation ($mm) Adj. Net Operating Income 2014 2015 2016 2017 Income as reported 44.7$ 53.5$ 74.5$ 43.6$ 63.8$ Net realized inv. (gains) losses (0.9) 4.1 (5.2) 1.4 4.4 Initial public offering costs 13.2 - - - - Dividend withholding taxes - 2.5 - 1.0 - Other expenses 1.0 0.6 1.1 0.6 1.1 Interest expense 0.4 0.4 0.9 0.8 1.3 Adjusted net operating income 58.4$ 61.1$ 71.3$ 47.3$ 70.6$ Tangible Equity 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Shareholders’ equity 677.8$ 724.7$ 714.2$ 762.4$ 784.0$ 701.5$ 687.9$ 681.0$ 693.2$ 694.7$ 709.2$ Goodwill & intangible assets (289.7) (282.4) (232.7) (233.8) (225.0) (222.6) (222.0) (221.4) (220.8) (220.2) (219.3) Tangible equity 388.0$ 442.3$ 481.5$ 528.5$ 559.0$ 478.9$ 466.0$ 459.7$ 472.5$ 474.5$ 489.9$ Shares Outstanding (000's) 35,718 35,718 35,718 35,718 36,030 28,540 28,540 28,942 29,258 29,697 29,988 Tangible Equity per Share 10.86$ 12.38$ 13.48$ 14.80$ 15.52$ 16.78$ 16.33$ 15.88$ 16.15$ 15.98$ 16.34$ 2018 2018

Compounding Value through an Unrelenting Focus on Underwriting Profit InvestorRelations@jrgh.net